UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2010

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of Registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

125 West 55th Street, New York, New York	10019
(Address of principal executive offices)	(Zip code)

(212) 231-1000
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This filing contains forward-looking statements.  We may, in some cases, use words such as "project”, "believe”, "anticipate”, "plan”, "expect”, "estimate”, "intend”, "should”, "would”, "could”, "potentially”, or "may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond our control including, among other things: changes in general economic or business conditions, demographic trends, the political environment, the economy, tourism, construction and transportation costs, air travel, automobile usage, fuel and gas costs, our ability to service, comply with the terms of and refinance debt, successfully integrate and manage acquired businesses, make and finance future acquisitions and implement our strategy, retain or replace qualified employees, manage growth, our shared decision-making with co-investors over investments including the distribution of dividends, our regulatory environment establishing rate structures and monitoring quality of service, our ability to recover increases in costs from customers, reliance on sole or limited source suppliers, risks or conflicts of interests involving our relationship with the Macquarie Group and environmental risks.

Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements.  Additional risks of which we are not currently aware could also cause our actual results to differ.  In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements.  The forward-looking events discussed in this release may not occur.  These forward-looking statements are made as of the date of this release.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Group Limited and its worldwide subsidiaries and affiliates.

Macquarie Infrastructure Company LLC is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Infrastructure Company LLC.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 18, 2010, International-Matex Tank Terminals (“IMTT”) amended its Revolving Credit Agreement (the “Agreement”) with SunTrust Bank, Regions Bank, DnB NOR Bank ASA, Compass Bank, Rabobank Nederland, Well Fargo, BNP Paribas, Banking Branch and Trust Co., Union Bank of California and 14 other banks and increased the size of the facility to $1,100 million from $625 million.

In connection with the amendment, participating banks were given the opportunity to extend their commitments through June 7, 2014 from the current maturity date of June 7, 2012.  $970 million was committed through June 7, 2014 ($940 million denominated in US dollars and $30 million denominated in equivalent Canadian dollars).  $130 million was not extended but remains committed through June 7, 2012.

At close, $602 million was drawn on the facility including amounts drawn on the predecessor facility, as well as $30 million used to fully repay the Regions Bank Term Loan and $65 million to fully repay the DnB Term Loan.  The key terms of the amended credit facility are summarized in the table below:

	USD Revolving Credit Facility – Extended		USD Revolving Credit Facility – Non Extended		USD DNB Nor Loans	CAD Revolving Credit Facility - Extended
Total Committed Amount	$875 million		$130 million		$65 million	$30 million
Maturity	June 7, 2014		June 7, 2012		December 31, 2012 (at which time it converts to USD Revolving Credit Facility – Extended)	June 7, 2014
Uncommitted Expansion Amounts	$130 million, subject to corresponding reductions in other commitments		$0		$0	$0
Amortization	Revolving, payable at maturity		Revolving, payable at maturity		Term loan, payable at maturity	Revolving, payable at maturity
Interest Rate	Floating at LIBOR plus a margin based on the ratio of Debt to adjusted EBITDA of IMTT and its affiliates, as follows:		Floating at LIBOR plus a margin based on the ratio of Debt to adjusted EBITDA of IMTT and its affiliates, as follows:		Floating at LIBOR plus 1.00% through December 2012, thereafter per the terms of the USD Revolving Credit Facility	Floating at Canadian Prime Rate plus a margin based on the ratio of Debt to adjusted EBITDA of IMTT and its affiliates, as follows:

	< 2.0x < 2.5x < 3.0x < 3.75x < 4.0x >= 4.0x	L+1.50% L+1.75% L+2.00% L+2.25% L+2.50% L+ 2.75%	< 2.0x < 2.5x < 3.0x < 3.75x < 4.0x >= 4.0x	L+0.55% L+0.70% L+0.85% L+1.00% L+1.25% L+1.50%		< 2.0x < 2.5x < 3.0x < 3.75x < 4.0x >= 4.0x	C+0.50% C+0.75% C+1.00% C+2.25% C+1.50% C+ 1.75%
Commitment Fees	A percentage of undrawn committed amounts based on the ratio of Debt to adjusted EBITDA of IMTT and its affiliates, as follows:		A percentage of undrawn committed amounts based on the ratio of Debt to adjusted EBITDA of IMTT and its affiliates, as follows:		N/A	A percentage of undrawn committed amounts based on the ratio of Debt to adjusted EBITDA of IMTT and its affiliates, as follows:

	< 2.0x < 2.5x < 3.0x < 3.75x < 4.0x >= 4.0x	0.250% 0.250% 0.250% 0.375% 0.375% 0.500%	< 2.0x < 2.5x < 3.0x < 3.75x < 4.0x >= 4.0x	0.125% 0.150% 0.175% 0.200% 0.250% 0.250%		< 2.0x < 2.5x < 3.0x < 3.75x < 4.0x >= 4.0x	0.250% 0.250% 0.250% 0.375% 0.375% 0.500%

In addition to the above, the amendment removes a limitation on IMTT’s ability to grant liens when entering into additional debt agreements.  Specifically, IMTT may enter into additional debt agreements and grant liens in relation to such debt agreements provided that obligations under this agreement are secured on not less than a pari-passu basis.

Other than as set forth above, the terms of IMTT’s existing facility, including covenants and events of default were not amended.  Interest rate swap contracts hedging a portion of the original facility have been maintained.

The increased commitment will be used to fund IMTT’s expansion program and are expected to be more than adequate to fully fund existing and reasonably foreseeable growth capital expenditure plans.

Section 8 - Other Events

Item 8.01 Other Events.

On June 24, 2010, Macquarie Infrastructure Company LLC issued a press release related to the amendment and extension of the revolving credit facility of IMTT. A copy of the press release is attached as Exhibit 99.1 hereto. The information furnished pursuant to this Item 8.01, including Exhibit 99.1, is deemed to be furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that Section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

99.1      Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2010

MACQUARIE INFRASTRUCTURE COMPANY LLC

	By:	/s/ James Hooke
Name: James Hooke
Title: Chief Executive Officer